UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2011

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APPLE REIT NINE, INC.

(Exact name of registrant as specified in its charter)

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Virginia	000-53603	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Nine, Inc. (which is referred to below as the “Company” or as “we,” “us” or “our”) is filing this report in accordance with Item 8.01.

Item 8.01. Other Events.

Legal Proceedings

On November 16, 2011, a shareholder of the Company filed a putative class action lawsuit captioned Barbara Blazer v. Apple REIT Nine, Inc., et al., in the Supreme Court of the State of New York against the Company, Glade M. Knight, David Lerner Associates, Inc., and David Lerner. By order, dated November 28, 2011, the Supreme Court of the State of New York transferred this case to the United States District Court for the Southern District of New York.

On December 19, 2011, the plaintiff filed a voluntary dismissal of her complaint and all claims against the Company, Glade M. Knight, David Lerner Associates, Inc., and David Lerner without prejudice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Nine, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

December 22, 2011